EXHIBIT 10.1
Loan Agreement
Borrower (Party A): Shaanxi Shuta Wood Products Company Ltd.
Legal Representative: Zhang Yi
Address: Room 021906, Unit 2, Building 1, Wangzuo Time Plaza, Tangyan Road, High Tech Zone, Xi'an, Shaanxi
Loaner (Party B): Xi'an Hanxin Science & Technology Co. Ltd.
Legal Representative: Chen Peng Cheng
Address: 3rd floor, A Tower, Chuangxin Info Building, No.72 Keji Road, High Tech Zone, Xi'an, Shaanxi

Party A and party B have come to the following agreements through negotiations:

1. Amount of the loan shall be RMB10million;
2. The loan period shall be from Oct. 27th, 2009 to Oct. 27th, 2011;
3. The interest of the loan shall not be calculated here;
4. This agreement shall come into effect after signing and sealing of both parties, and shall expire naturally when party B receives all principal and interests;
5. This agreement has two duplicates with equal legal effects; either party shall hold one duplicate;
6. Disputes shall be settled through negotiation, or either party may bring up a lawsuit again the other at the local people's court.

Borrower (seal/signature): Zhang Yi
Date: Oct. 28th, 2009

Loaner  (seal/signature): Chen Peng Cheng
Date: Oct. 28th, 2009